UNREALIZED LOSSES ON SECURITIES (Schedule of Changes in the Credit Loss) (Details) - Held-to-maturity Securities [Member] - Collateralized Mortgage Obligations [Member] - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Changes in the credit loss component of credit impaired mortgage-backed securities:
Beginning balance	$ 239	$ 259
Initial credit impairment
Subsequent credit impairment	28	14
Reductions for amounts recognized in earnings due to intent or requirement to sell
Reductions for securities sold
Reduction for actual realized losses	(19)	(34)
Reduction for increase in cash flows expected to be collected
Ending balance	$ 248	$ 239